                                                                      EXHIBIT 99

                                  Exhibit Index

EXHIBIT        DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust of American
Century International Bond Funds, dated March 26, 2004 (filed as Exhibit a to
Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Agreement and
Declaration of Trust, dated June 14, 2004.

EX-99.b     Amended and Restated Bylaws dated March 26, 2004 (filed as Exhibit b to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article III, IV, V, VI and Article VIII of Registrant's Amended
and Restated Declaration of Trust, appearing as Exhibit a to the Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant;
and Article II, Article VII and Article VIII of Registrant's Amended and
Restated Bylaws, appearing as Exhibit b to the Post-Effective Amendment No. 19
to the Registration Statement on Form N-1A of the Registrant, on April 29, 2004,
File No. 33-43321.

EX-99.d1    Investment Sub-Advisory Agreement with J.P. Morgan Investment
Management, Inc., dated August 1, 1997 (filed as Exhibit 5c to Post-Effective
Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-43321, on September 30, 1997, and incorporated herein by reference).

EX-99.d2    Amended and Restated Management Agreement between American Century
International Bond Funds and American Century Investment Management, Inc., dated as of August 1, 2004.

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, on September 30, 2002, and
incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of May 1, 2004 (filed as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement
on Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc. (filed as Exhibit e6 to
Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 2-99222, on July 29, 2004, and
incorporated herein by reference).

EX-99.g1    Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g1 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-43321, on
April 22, 1996, and incorporated herein by reference).

EX-99.g2    Amendment No. 1 dated December 1, 1994 to the Omnibus Custodian
Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g2 to Post-Effective Amendment No. 7 to the Registration Statement on
Form N-1A of the Registrant, File No. 33-43321, on April 22, 1996, and
incorporated herein by reference).

EX-99.g3    Amendment dated March 4, 1996 to the Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit
g3 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A
of the Registrant, File No. 33-43321, on April 22, 1996, and incorporated herein by reference).

EX-99.g4    Amendment dated December 9, 2000 to Omnibus Custodian Agreement with
State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 30, 2001, and incorporated herein by reference).

EX-99.g5    Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company dated May 1, 2003 (filed as Exhibit g5 to Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.g6    Master Agreement with Commerce Bank, N.A. dated January 22, 1997
(filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g7    Fee Schedule with State Street Bank and Trust Company dated April 3,
2003 (filed as Exhibit g7 to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-43321, on April 29, 2004,
and incorporated hereby by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services Corporation dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of American Century Government Income
Trust, File No. 2-99222, on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement with American Century
Services Corporation, dated March 9, 1998 (filed as Exhibit B9b to
Post-Effective Amendment No. 23 to the Registration Statement on Form N1-A of
American Century Municipal Trust, File No. 2-91229, on March 26, 1998).

EX-99.h3    Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post
Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734, on
December 29, 2000, and incorporated herein by reference).

EX-99.h5    Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, on July 31, 2001,
and incorporated herein by reference).

EX-99.h6    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.h7    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on June 28, 2002, and
incorporated herein by reference).

EX-99.h8    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h9    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, on December
23, 2002, and incorporated herein by reference).

EX-99.h10   Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation dated as of May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.h11   Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h12   Customer Identification Program Reliance Agreement dated April 23,
2004 (filed as Exhibit h12 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.i     Opinion and consent of counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered accounting firm.

EX-99.j2    Power of Attorney dated March 1, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class)
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608, on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class) dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-99222, on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on January 31, 2003, and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated as of May 1, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91299, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement on Form N-1A of American Century Mutual
Funds, Inc., File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of American Century Quantitative
Equity Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No.
24 to the Registration Statement on Form N-1A of American Century Investment
Trust, File No. 33-65170, on July 29, 2004, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.p2    J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective Amendment No. 20 to the Registration Statement on
Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on
April 20, 2001, and incorporated herein by reference.